UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor

New York, New York 10036

(Address of principal executive offices,
including zip code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STAR	New York Stock Exchange
8.00% Series D Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PD	New York Stock Exchange
7.65% Series G Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PG	New York Stock Exchange
7.50% Series I Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2020, iStar Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders virtually for the purpose of (i) electing six directors to hold office until the 2021 annual meeting of shareholders; (ii) approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (iii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1. Election of Directors: At the annual meeting, six directors were elected for terms continuing until the 2021 annual meeting of shareholders. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Clifford De Souza	60,306,446	3,030,737	10,390,664
Robin Josephs	58,331,605	5,005,578	10,390,664
Richard Lieb	62,588,144	749,039	10,390,664
Barry Ridings	60,387,889	2,949,294	10,390,664
Anita Sands	63,127,052	210,131	10,390,664
Jay Sugarman	62,661,072	676,111	10,390,664

Proposal 2. Advisory (Non-Binding) Vote on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers were as set out below. The proposal was approved.

For	Against	Abstentions
62,266,156	958,934	112,093

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm: At the annual meeting, the votes on a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 were as set out below. The proposal was approved.

For	Against	Abstentions
70,143,527	3,507,342	76,978

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

By:	/s/ Geoffrey M. Dugan
	Name:	Geoffrey M. Dugan
	Title:	General Counsel, Corporate and Secretary

Date: June 1, 2020